Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)" November 14, 2016

Prosper	Prosper
Funding LLC	Marketplace, Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

45-4526070	73-1733867
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)

Delaware
(State or other jurisdiction of incorporation or organization)

6199
(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor
San Francisco, CA 94105
(415) 593-5400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code:(415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2016, Aaron Vermut resigned as the Chief Executive Officer of Prosper Marketplace, Inc. (“PMI”) and the Chief Executive Officer and a director of Prosper Funding LLC (“Prosper Funding”). On that same date, Stephan Vermut resigned as a director and the Chairman of the Board of Directors of PMI and as a director of Prosper Funding. The resignations are effective as of December 1, 2016

On November 14, 2016, the boards of PMI and Prosper Funding, respectively, appointed David Kimball as Chief Executive Officer and a director of PMI and Prosper Funding, respectively, effective as of December 1, 2016. Mr. Kimball was also designated as the principal executive officer of both PMI and Prosper Funding.

David Kimball, age 46, has served as the Chief Financial Officer of PMI since March 2016. Prior to joining PMI, from September 2006 to March 2016, Mr. Kimball held various positions at United Services Automobile Association (“USAA”), including Senior Financial Officer of USAA’s Chief Operating Office from November 2014 to March 2016, and Senior Vice President, Corporate Treasurer from April 2012 to October 2014. Prior to his time at USAA, Mr. Kimball spent ten years at Ford Motor Company and Ford Motor Credit Company in both the U.S. and U.K., working on their securitization programs, debt issuance, and a variety of FP&A positions. Mr. Kimball received an M.B.A. and a B.A. in English from Brigham Young University.

Under the terms of Mr. Kimball’s offer letter, dated November 14, 2016 (the “Offer Letter”), Mr. Kimball will receive a base salary of $500,000 and up to $500,000 in bonus payments, based on certain performance targets. Mr. Kimball will also receive an equity award of options exercisable into shares of PMI common stock representing up to 7.1% of PMI’s capitalization on a fully diluted basis, subject to the terms and conditions of the Offer Letter. Mr. Kimball will also continue to be eligible to participate in the benefit programs generally available to employees of PMI.

Mr. Kimball will not be compensated for his duties as Chief Executive Officer of Prosper Funding.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Kimball and any director or executive officer of PMI or Prosper Funding. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Kimball and PMI or Prosper Funding that would be required to be reported.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: November 18, 2016	By:	/s/ Sachin Adarkar
Sachin Adarkar
General Counsel and Secretary

Prosper Funding LLC

Date: November 18, 2016	By:	/s/ Sachin Adarkar
Sachin Adarkar
Secretary